Filed Pursuant to Rule 497(e)

Registration Nos. 333-132392; 811-21865

NAKOMA MUTUAL FUNDS

NAKOMA ABSOLUTE RETURN FUND

Supplement to Prospectus and Statement of Additional Information Dated September 25, 2009

Effective June 1, 2010, Joel C. Kurth will no longer be designated as a co-portfolio manager of the Nakoma Absolute Return Fund (the “Fund”), a series of Nakoma Mutual Funds.  Mr. Kurth will retain his position as a generalist analyst with the Fund’s investment adviser, Nakoma Capital Management, LLC.  All information and references concerning Mr. Kurth in the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby deleted.  As described in the Fund’s Prospectus and SAI, Daniel S. Pickett will remain primarily responsible for the portfolio management of the Fund and Mark A. Fedenia will continue to serve as a co-portfolio manager of the Fund.

Please retain this Supplement with your Prospectus and SAI for future reference.

The date of this Supplement is May 12, 2010.